UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51734	37-1516132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2780 Waterfront Pkwy E. Drive Suite 200 Indianapolis, Indiana		46214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Calumet Specialty Products Partners, L.P. (“Calumet” or “we”) is filing this previously announced information on a Current Report on Form 8-K for purposes of updating its Registration Statement on Form S-3.

Retrospectively Revised Financial Information for Adoption of a New Accounting Standard (Unaudited)

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU 2011-05”), which amends current comprehensive income guidance. This accounting update eliminates the option to present the components of other comprehensive income (loss) as part of the statement of partners’ capital. Instead, we must report comprehensive income in either a single continuous statement of comprehensive income (loss) which contains two sections, net income and other comprehensive income (loss), or in two separate but consecutive statements. In December 2011, the FASB issued ASU No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”), which indefinitely defers the requirement in ASU 2011-05 to present reclassification adjustments out of accumulated other comprehensive income (loss) by component in both the statement in which net income is presented and the statement in which other comprehensive income (loss) is presented. During the deferral period, the existing requirements in U.S. GAAP for the presentation of reclassification adjustments must continue to be followed. Amendments to ASU 2011-05, as superseded by ASU 2011-12, are effective for fiscal years (including interim periods) beginning after December 15, 2011 and are to be applied retrospectively, with early adoption permitted. We adopted the guidance in the first quarter of 2012 and, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, we elected to present the components of comprehensive loss in two separate but consecutive financial statements, which was illustrated in the unaudited condensed consolidated statements of operations and the unaudited condensed consolidated statements of comprehensive loss included in such Quarterly Report. See Note 2 to our Unaudited Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

The table filed as Exhibit 99.1 to this Current Report on Form 8-K reflects the impact of the guidance on our previously issued financial statements for the years ended December 31, 2009, 2010 and 2011 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited Consolidated Statements of Comprehensive Income (Loss) For the Years Ended December 31, 2009, 2010 and 2011

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.

By: CALUMET GP, LLC, its General Partner

Date: May 7, 2012	By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II Title: Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Unaudited Consolidated Statements of Comprehensive Income (Loss) For the Years Ended December 31, 2009, 2010 and 2011

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